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                                                                  EXHIBIT 10.125

                                 LEASE AMENDMENT


That certain OFFICE BUILDING LEASE dated June 13, 1997, Amended on May 14, 1998, and Amended on May 12, 1999 by and between LAGUNA NIGUEL OFFICE CENTER, a California Limited Partnership, as Landlord, and OPTIMUMCARE CORPORATION, a Delaware Corporation, as Tenant, is hereby amended as follows:

         1) Lease shall be extended for a period of one (1) year. The new lease expiration date shall be June 30, 2001.

         2) Rental rate shall increase to $2130.00 per month effective July 1, 2000.

         3) Carpet cleaning and touch up painting have been completed at Landlord's expense, per tenant's request.

         4) All other terms and conditions of the original lease shall remain the same.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of May 31, 2000.


LAGUNA NIGUEL OFFICE CENTER                       OPTIMUMCARE CORPORATION
a California Limited Partnership                  a Delaware Corporation




BY: CARL J. GREENWOOD                             BY: EDWARD JOHNSON
    -----------------                                 --------------
    Carl J. Greenwood, General Partner                Edward Johnson, President



         (Landlord)                                       (Tenant)